UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 22, 2006
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2006, The Ryland Group, Inc. (the “Company”) entered into a Second Amendment to Rights Agreement (the “Rights Plan Amendment”) amending the Rights Agreement dated as of October 18, 1996, as amended (the “Rights Agreement”), by and between the Company and ChaseMellon Shareholder Services, L.L.C. (now known as Mellon Investor Services LLC).  The Rights Plan Amendment had the effect of terminating the Rights Agreement effective September 22, 2006.  A description of the material terms of the Rights Agreement is included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 24, 1996 and the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2003.

The Rights Plan Amendment is filed and incorporated by reference as an exhibit to this current report.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth above in Item 1.01 relating to the termination of the Rights Agreement is incorporated by reference into this Item 1.02.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth above in Item 1.01 relating to the termination of the Rights Agreement is incorporated by reference into this Item 3.03.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

4.1	Second Amendment to Rights Agreement, dated as of September 22, 2006, between The Ryland Group, Inc. and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: September 27, 2006	By:	/s/	JENNIFER HANKES PAINTER
	Name:		Jennifer Hankes Painter
	Title:		Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Amendment to Rights Agreement, dated as of September 22, 2006, between The Ryland Group, Inc. and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.).